Annual Shareholders Meeting Create Your Balance NASDAQ: UBNK

Forward Looking Statements This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995, including the fiscal year 2019 forecast below. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward- looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties, including, among other things, changes in general economic and business conditions, increased competitive pressures, changes in the interest rate environment, legislative and regulatory change, changes in the financial markets, and other risks and uncertainties discussed under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10- K for the year ended December 31, 2018 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, both of which are on file with the Securities and Exchange Commission. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

Chief Executive Officer & President Presentation of Results

Compound Annual Growth Rates (CAGR) December 31 December 31 CAGR 2018 2010 2010-2018 (in thousands, except share data) Total Assets $7,356,874 $1,678,073 20% Loans $5,622,589 $1,410,498 19% Deposits $5,670,599 $1,219,260 21% Stockholders' Equity $712,518 $166,428 20% Diluted earnings per share $1.17 $0.44 13% Shares repurchased to date: 8,407,065 Average purchase price: $13.21 Average trading price: $13.54

Selected Balance Sheet Data December 31 December 31 Growth 2018 2017 Rate (in thousands, except share data) Total Assets $7,356,874 $7,114,159 3% Loans $5,622,589 $5,307,678 6% Deposits $5,670,599 $5,198,221 9% Stockholders' Equity $712,518 $693,328 3%

Financial Performance FY 2018 December 31 December 31 Growth 2018 2017 Rate Net income $ 59,906 $ 54,618 10% Total revenue (non-GAAP) 227,632 218,834 4% Total non-interest expense (non-GAAP) 155,004 142,214 9% Diluted earnings per share (non-GAAP) 1.17 1.16 1%

Total Shareholder Return (TSR) December 31, 2018 Closing Stock Price was $14.70 United Financial SNL Thrift As of December 31, 2018 Bancorp, Inc. Index Russell 2000 1-Year -14% -16% -11% 2-Year -14% -16% 2% 3-Year 25% 2% 24% 5-Year 21% 24% 24% Since Merger 4/30/2014 30% 24% 28% Since 4/26/2011 87% 67% 76% Since 2nd Step 3/3/2011 75% 62% 81% Pre-Conversion 1/1/2011 136% 63% 92%

Four Key Objectives

Forecast *Note: Loan Growth, Provision/Average Gross Loans are annualized, unless noted. ^5bp decline effective Jan 1, 2019 related to amortization of municipal securities due to ASU 2017-08 Subtopic 310-20

Appendix for Non-GAAP Financial Measures This Presentation contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of our business activities, and to enhance comparability with peers across the financial services sector.

Non-GAAP Reconciliation Years Ended December 31, 2018 December 31, 2017 Non-interest income (GAAP) 36,697 34,565 Non-GAAP adjustments: Net gain on sales of securities (145) (782) Limited partnership writedown (1) — 1,214 Loss on sale of premises and equipment — 401 BOLI claim benefit (435) (806) Net adjustment (580) 27 Total non-GAAP non-interest income 36,117 34,592 Total non-GAAP net interest income 191,515 184,242 Total non-GAAP revenue 227,632 218,834 (1) Represents limited partnership writedowns related to the reduction of the Company's tax rate in December 2017.

Non-GAAP Reconciliation (cont.) Years Ended December 31, 2018 December 31, 2017 Non-interest expense (GAAP) 157,767 142,750 Non-GAAP adjustments: Lease exit/disposal cost obligation (552) (536) Effect of position eliminations (2,211) — Net adjustment (2,763) (536) Total non-GAAP non-interest expense 155,004 142,214

Questions & Answers

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